UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 29, 2026

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Lindle Road, Harrisburg, Pennsylvania	17111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(717) 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

(a)          Orrstown Financial Services, Inc. (the “Company”) announced today that it will redeem the Company's $31,000,000 outstanding 4.5% Fixed-to-Floating Rate Subordinated Notes (the “Notes”) due 2030, on June 30, 2026 (the "Redemption Date") at a redemption price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes to, but excluding, the Redemption Date. The Notes were assumed by the Company upon the completion of its merger with Codorus Valley Bancorp, Inc. on July 1, 2024.  At March 31, 2026, the interest rate on the Notes was 7.72%.

Notice of the redemption has been mailed to the Noteholders in accordance with the terms of the Notes. The information contained in this Current Report on Form 8-K does not constitute a notice of redemption of the Notes. Holders of the Notes should refer to the notice of redemption delivered by U.S. Bank.

(b)        On May 21, 2026, the Company received notice from a third-party vendor that such vendor had experienced a cybersecurity incident whereby a third-party gained unauthorized access to sensitive personal information of certain of the Company’s customers.  The Company is one of a number of organizations that have been affected by this vendor’s cybersecurity incident.

Based on the Company’s investigation to date, the Company’s information systems and networks have not been accessed, compromised or affected by the incident.

The vendor has informed the Company that there is currently no indication that the Company’s customer information has been misused.  Impacted customers will be notified of the incident and offered credit monitoring services.

The incident has not had and is not expected to have a material impact on the Company’s operations, and the Company does not currently anticipate that this incident will have a material impact on its financial condition or results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.  The Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from those expressed or implied include legal, reputational, and financial risks resulting from this cybersecurity incident, any potential regulatory inquiries and/or litigation to which the Company may become subject in connection with this cybersecurity incident, the extent to which costs may be incurred by the Company in connection with this cybersecurity incident, and the risks set forth in our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings made with the Securities and Exchange Commission.  The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

The information furnished under Item 8.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Exchange Act, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: May 29, 2026	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President, Chief Financial Officer (Duly Authorized Representative)